UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2018
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FULLCIRCLE REGISTRY, INC.
(Exact Name of Registrant as Specified in its Charter)

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Nevada	333-51918	61-1363026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
FullCircle Registry, Inc. 417 W. Peck Street Meridian, Idaho 83646
(Address of principal executive offices)

Registrant's telephone number:  (208) 803-1509

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]

Written communications pursuant to Rule 425 under the Securities Act

[   ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 8.01-Voluntary Disclosure of Other Events

On July 20, 2018 FullCircle Registry, Inc. (“FLCR”) entered into a Letter of Intent (the “LOI”) with KLIK Communications, Inc. (“KLIK”), a corporation formed under the laws of the State of Washington.  Under the terms of the LOI, the KLIK shareholders will transfer all the outstanding shares of KLIK common stock (‘KLIK Shares”) to FLCR.  In return, FLCR will transfer shares of its common stock in an amount to be determined at a later date by the parties. Upon completion of the proposed transaction, KLIK will become the wholly-owned subsidiary of FLCR.  The obligation to close the transaction under the terms of the Merger Agreement is subject to the normal terms and conditions contained in such agreements.

KLIK manufactures and distributes devices that allows wireless content to be delivered to LCD panels and projectors from any Windows, MAC, IOS or Android Device.  The device streams media and supports photos, music and full HD video.  By using the device (the “G2 KLIK”) a presenter or educator can draw, save and print right from the screen.  In addition, the annotation feature allows notes and graphics to be displayed on the screen.

The management of FLCR believes that this technology is a natural fit in its market, and the addition of this technology to its product base will be an important first step in the expansion of its current product offerings.

Certain statements contained in this current report on Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for FLCR’s business and operations and involve a number of risks and uncertainties.  FLCR’s forward-looking statements in this report are made as of the date hereof and FLCR disclaims any duties to supplement, update or revise such statements on a going forward basis whether as a result of subsequent developments, change or expectations or otherwise.  In connection with the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995 FLCR is identifying certain forward-looking information regarding, among other things, the acquisition of KLIK by FLCR.  Actual events or results may differ materially from those contained in these forward-looking statements.  Important factors that could cause further events or results to vary from those addressed in the forward-looking statements include, without limitation, risks and uncertainties arising from the ability of FLCR to successfully merge with KLIK, to implement KLIK’s  business plan; uncertainties relating to the ability to realize the expected benefits of the merger; unanticipated or unfavorable regulatory matters; general economic conditions in the region and industry in which FLCR and KLIK operate, and other risk factors as discussed in FLCR’s other filings made from time to time with the United States Securities and Exchange Commission.

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FULL CIRCLE REGISTRY, INC.
Dated: July 23, 2018	By: /s/ Gary LeCroy
Name: Gary LeCroy
Title: Chief Executive Officer